PACIFIC CAPITAL FUNDS
Supplement dated April 9, 2010
to the Prospectuses dated November 27, 2009
Further sales of Class A, B and C shares of the Mid-Cap Fund, Growth Stock Fund, Growth and Income Fund, Value Fund, High Grade Short Intermediate Fixed Income Fund, and U.S. Government Short Fixed Income Fund portfolios (the “Liquidating Funds”) of Pacific Capital Funds (the “Trust”) were terminated on March 31, 2010. As indicated in the Supplement dated March 4, 2010 to the Trust’s Prospectuses, Class Y shareholders as of that date may continue to purchase additional Class Y shares.
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In 2006, BISYS Fund Services, Inc. (“BISYS”), the predecessor of Citi Fund Services, Inc., reached a settlement with the Securities and Exchange Commission (“SEC”) regarding the SEC’s investigation related to BISYS’s past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Pursuant to the settlement, BISYS paid a civil penalty and other amounts into a “Fair Fund” established by the SEC for the benefit of those mutual fund clients. The Trust has been notified by the administrator of the Fair Fund that, subject to certain conditions, the portfolios of the Trust will receive portions of the Fair Fund, which the Fair Fund administrator currently anticipates will be distributed in the second quarter of 2010.
If the approximate amounts of the distributions set forth in the Fair Fund administrator’s notice had been received by the Trust on April 1, 2010, they would have increased the net asset values per share of the portfolios of the Trust as follows:

Growth and Income Fund — $0.0286
Growth Stock Fund — $0.0412
High Grade Core Fixed Income Fund — $0.0122
High Grade Short Intermediate Fixed Income Fund — $0.0098
International Stock Fund — $0.0048
Mid-Cap Fund — $0.0008
New Asia Growth Fund — $0.0033
Small Cap Fund — $0.0064
Tax-Free Securities Fund — $0.0153
Tax-Free Short Intermediate Securities Fund — $0.0064
U.S. Government Short Fixed Income Fund — $0.0229
Value Fund — $0.0241
The timing and exact amounts of these Fair Fund distributions are uncertain, and a portfolio could receive more or less than the approximate amount indicated in the Fair Fund administrator’s notice. In accordance with generally accepted accounting principles no distribution will be reflected in a portfolio’s net asset value per share until all payment contingencies have been resolved.
•	Any Fair Fund distribution with respect to a portfolio of the Trust that is seeking shareholder approval to reorganize into a portfolio of Aberdeen Funds or FundVantage Trust (a “successor portfolio”) will increase the net asset value per share of the Trust portfolio or its successor portfolio, depending on whether all payment contingencies have been resolved before or after the reorganization of the Trust portfolio. Any such increase in net asset value per share before the reorganization of a Trust portfolio will benefit only the shareholders of the Trust portfolio at the time of the increase; any such increase after the reorganization of a Trust portfolio will benefit all shareholders of its successor portfolio at the time of the increase.
•	Any Fair Fund distribution with respect to a Liquidating Fund will increase the net asset value per share of the Trust portfolio if all payment contingencies are resolved before the portfolio is liquidated. If all payment contingencies are not resolved before the liquidation, then according to the plan of distribution published by the SEC the distribution will be reallocated to the other Trust portfolios or their successors, as the case may be.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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